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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 1997


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                                  VERITY, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-26880               77-0182779
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer)
 incorporation or organization)                              Identification No.)



             894 ROSS DRIVE                                         94089
          SUNNYVALE, CALIFORNIA
(Address of principal executive offices)                         (Zip Code)




       Registrant's telephone number, including area code: (408) 541-1500



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         ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                 (a) On May 30, 1997, pursuant to an Agreement for Purchase and Sale of Assets dated as of May 23 1997 (the "Acquisition Agreement"), by and among FTP Software, Inc. ("FTP US"), a Massachusetts corporation, FTP Software Canada Ltd., an Alberta corporation and wholly-owned subsidiary of FTP US ("FTP Canada") (collectively, "FTP"), Verity, Inc., ("Verity US"), a Delaware corporation, 14943 Yukon Inc., a Yukon corporation and wholly-owned subsidiary of Verity US ("Verity Canada") (collectively "Verity"). Verity acquired all tangible and intangible assets related to FTP's viewer and filtering technology incorporated in the KEYview product line (collectively, the "Assets"). Verity also assumed certain liabilities of FTP related to the Assets. Verity will account for the Merger by the purchase method of accounting, and expects to take a charge of approximately $1,000,000 against earnings during its fiscal quarter ending May 31, 1997 relating to the write-off of research and development in-process at FTP and other costs related to the transaction.

                 The purchase price for the Assets was $1,300,000, which price was arrived at by arms' length negotiation. The purchase price was paid using funds from Verity's working capital.

                 Prior to the Acquisition, no material relationship existed between the principal shareholders of FTP and Verity, any affiliates of Verity, any director or officer of Verity, or any associate of any such director or officer.

                 (b) FTP US was engaged, in part, in the business of developing and marketing software application programs to enable enterprises to view and filter information. FTP Canada was engaged in the development of such programs on behalf of FTP US. Verity intends to continue to develop and integrate the viewer and filtering technology into Verity's search, retrieval and filtering products.

                 A copy of the press release announcing the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.



         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) It is currently impracticable to provide audited financial statements of the Assets for the period from January 1, 1994 to December 31, 1996, as well as unaudited financial statements for the period from January 1, 1997 to March 31, 1997. Verity intends to file the required financial statements on or before August 14, 1997.

         (b) It is currently impracticable to provide any pro forma financial information of the Assets that would be required pursuant to Article 11 of Regulation S-X. Verity intends to file all required pro forma financial information on or before August 14, 1997.

         (c)      The following exhibits are attached hereto and filed herewith:

                  2.1 Agreement for Purchase and Sale of Assets dated as of May 30, 1997 among FTP US, FTP Canada, Verity US and Verity Canada.

                  99.1 Press Release dated June 3, 1997 announcing the closing under the Acquisition Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VERITY, INC.



           Date:  June 13, 1997             /s/ Timothy J. Moore

                                            Timothy J. Moore,
                                            Vice President, General Counsel and
                                            Secretary



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                                INDEX TO EXHIBITS



                                                                                Sequentially
                                                                                  Numbered
       Exhibit    Document                                                          Page
       -------    --------                                                      ------------

         2.1      Agreement for Purchase and Sale of Assets dated as of May 30,
                  1997 among FTP US, FTP Canada, Verity US and Verity.

         9.1 Press Release dated June 3, 1997 announcing the closing under the Acquisition Agreement.
